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                                                                    EXHIBIT 10.8

1 Becton Drive
Franklin Lakes, NJ 07417
tel: 201.847.6957
fax: 201.847.5502
www.bd.com


                                                                       (BD LOGO)

August 12, 2004


Coram Healthcare Corporation
1675 Broadway
Suite 900
Denver, CO 80202

Contract Addendum
BD ID# 1000026717 (500026)

     Becton, Dickinson and Company ("BD") and Coram Healthcare Corporation ("Coram") acknowledge that the Supply Agreement by and between BD and Coram dated June 10, 1998 (the "Supply Agreement") remains in full force and effect and has been extended through October 31, 2004 (the "Extended Term").

     In addition, BD hereby acknowledges that it has previously waived all claims for payment of the Pricing Adjustment set forth in Section E.1 of the Supply Agreement, and Coram shall have no additional Annual Minimum Committed Volumes or other purchase commitments under the Supply Agreement through the Extended Term.

     Authorized representatives of the parties have executed this Amendment as of the dates below.


By: /s/ Scott R. Danitz                      By: /s/ Krista A. Thompson
   --------------------------                   -------------------------------

Printed Name: Scott R. Danitz                Printed Name: Krista Thompson
             ----------------                             ---------------------
Title: SRVP, CFO & Treasurer                 Title: VP GM, Becton, Dickinson
      -----------------------                       and Company
Date: 8-16-04                                      ----------------------------
     ------------------------                Date: 8-13-04
                                                  -----------------------------



Becton, Dickinson and Company